First Community Bancshares, Inc.

NASDAQ: FCBC

Janney Montgomery Scott
Bank and Thrift Conference
May 13, 2010


First Community Bank



Forward-Looking Disclosures

First Community Bancshares, Inc.

This presentation may include **forward-looking statements**. These forward-looking statements are based on current expectations that **involve risks, uncertainties and assumptions**. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual **results may differ materially**. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended. Pursuant to the Private Securities Litigation Reform Act of 1995, the **Company does not undertake to update forward-looking statements** contained within this presentation.


STRENGTH. BALANCE. BACKBONE.

First Community Bancshares Overview

Investment Highlights

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - 135 years of continuous operation
  - Strong history of core earnings and dividend payments
  - Robust market share in legacy markets and attractive expansion into growth markets
  - Positioned as regional consolidator
  - Legacy markets benefit from both economic stability and limited real estate price volatility
- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure of 19 years
  - Insider ownership of 7%
- True retail franchise generating low cost core deposits
  - Over 119,000 customer accounts with Q1 2010 average cost of funds of 1.61%, below peer average of 1.70%

Investment Highlights

- Exceptional balance sheet profile
- Strong loan quality
  - NPLs/Loans of 1.48% versus peers of 4.02% at March 31, 2010 *
  - NPAs/Assets of 1.11% versus peers of 4.21% at March 31, 2010 *
  - NCOs/Avg Loans of 1.00% versus peers of 1.11% for Q1 2010
- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 4.02%, 60 basis points above peers for Q1 2010
- Strong non-margin, fee-based revenue diversification
- Fresh start on 2010

* Includes performing restructured loans

Experienced, Executive Management Team

First Community Bancshares, Inc.

- Strong culture of management and employee ownership
  - Established and experienced management team with average tenure > 19 years; total insider ownership of 7%

	Years in Banking	Years with FCB
John M. Mendez President and CEO	25	25
Robert L. Buzzo President, FCBNA	37	37
E. Stephen Lilly Chief Operating Officer	29	13
David D. Brown Chief Financial Officer	10	5
Gary R. Mills Chief Credit Officer	20	11
Martyn A. Pell SVP – Corporate Development and Strategy	17	17
Robert Schumacher SVP- General Counsel	26	26
Average	23	19

Current Franchise Overview: Branch Map

- 71 locations across five-states (Virginia, West Virginia, North Carolina, Tennessee and South Carolina)
- Attractive urban and suburban markets in the Carolinas, Virginia, West Virginia, and Tennessee
- Full array of services creates financial partnership with our customers
- Strong growth from organic and acquisition strategies
  - 11.9% 10-year asset CAGR
- Expanding wealth and insurance lines of business
- Alternative solution-space between small community banks and impersonal regional and national banks
- Attract new deposit relationships from big bank fallout
- Continue developing legacy markets in the Virginias



Legacy Markets
Morgantown
Bridgeport
Charleston
Charlottesville
Roanoke
Richmond
Norfolk
Johnson City
Greensboro
Winston-Salem
Raleigh
Charlotte
Greenville
Columbia

Current Franchise Overview: Market Demographics and Position

First Community Bancshares, Inc.

MSA/County	Market Rank	Branches	Deposits in Market ($000)	Deposit Market Share (%)	Total Population 2008 (Actual)	Projected Population Change 2008-2013 (%)	Median HH Income 2008 ($)	Projected HH Income Change 2008-2013 (%)
Legacy Markets								
Princeton-Bluefield, WV-VA	1	12	578,573	27.13	105,665	(0.97)	33,404	13.20
Nicholas, WV	3	5	92,407	23.26	26,452	(0.20)	32,610	12.70
Upshur, WV	2	1	95,183	30.70	23,663	1.20	33,311	12.41
Wyoming, WV	2	4	81,970	34.99	24,385	(3.49)	28,999	13.24
Beckley, WV	5	3	74,024	6.38	80,735	1.14	35,512	13.70
Clarksburg, WV	9	2	47,282	3.58	92,719	0.79	36,851	14.26
Logan, WV	4	1	47,356	9.05	35,962	(2.70)	29,921	13.20
Emporia, VA	3	2	43,403	17.92	5,739	0.10	38,050	15.79
Alleghany, NC	3	1	33,092	16.02	11,230	2.51	36,541	13.41
Wythe, VA	8	2	23,617	4.61	28,763	2.85	39,180	11.17
Dickenson, VA	4	1	22,927	11.19	16,311	(0.20)	27,661	8.99
Monroe, WV	3	1	16,067	14.15	13,336	0.56	33,640	11.37
Webster, WV	2	1	14,367	22.74	9,717	0.19	24,970	8.85
Summers, WV	3	1	12,763	9.70	14,191	(1.21)	26,001	14.26
Wise, VA	9	1	5,552	1.09	42,381	(0.12)	31,700	11.75
MSA/County Totals		**38**	**1,188,583**		**531,249**			
Weighted Average: MSA/County						**(0.51)**	**33,235**	**13.08**
Growth Markets								
Statesville-Mooresville, NC	7	1	105,944	4.71	156,294	16.66	54,189	15.09
Johnson City, TN	11	4	84,243	2.72	195,655	4.69	39,043	15.85
Richmond, VA	22	6	71,064	0.27	1,229,109	7.28	61,232	14.59
Winston-Salem, NC	10	5	192,011	1.00	473,223	8.21	53,232	15.02
Hickory-Lenoir-Morganton, NC	13	1	45,999	1.05	366,830	3.91	47,194	14.66
Charlotte-Gastonia-Concord, NC-SC	41	2	21,480	0.01	1,687,342	16.21	62,876	18.46
Mount Airy, NC	10	1	14,198	1.02	73,908	2.00	41,210	13.45
North Wilkesboro, NC	11	1	12,196	1.57	68,020	2.02	41,620	12.28
Kingsport-Bristol, TN-VA	26	1	8,817	0.20	308,843	2.21	40,674	15.56
MSA/County Totals		**22**	**555,952**		**4,559,224**			
Deposit Weighted Average: MSA/County						**8.73**	**51,399**	**15.12**

Deposit data as of June 30, 2009
Source: FDIC, SNL Financial

Key Franchise Differentiator: Retail Franchise with Core, Low Cost Deposits

First Community Bancshares, Inc.

Deposit Composition
as of March 31, 2010



IRA 4.9%
IRA Jumbo 1.5%
Demand 11.9%
Time Jumbo 18.3%
Interest-Bearing Demand 13.9%
Time 24.6%
Savings 24.8%

Account Balances as of March 31, 2010	Accounts	Balance	Period End W.A.R.
Demand	34,810	$206,925	0.00%
Interest-Bearing Demand	35,665	257,888	0.40%
Savings	25,069	425,120	0.80%
Total DDA	95,544	889,933	0.50%
Time	17,922	396,475	2.12%
Time Jumbo	1,270	273,953	2.17%
IRA	4,381	79,892	2.59%
IRA Jumbo	145	25,189	3.20%
Total Non-DDA	23,718	$775,509	2.22%
Total Retail Funds	119,262	$1,665,442	1.30%

- Over 119,000 customer accounts
- No brokered deposits
- Stable deposit base in legacy markets
- Significantly lower cost of deposits than regional and nationwide peers

Key Franchise Differentiator: Growth in Non-Interest Income

First Community Bancshares, Inc.

- Since 2004, the Company has grown non-interest income sources to reduce interest rate cycle exposure
  - Increased wealth management line of business
  - Grown insurance line of business
  - Re-engineered retail product set and sales approach
  - Focused on cash management services for commercial clients
  - Increased capacity to improve charges for deposit services

Dollars in thousands

Non-Interest Income	2004	2005	2006	2007	2008	2009	2010 YTD	CAGR
Wealth Management	$2,489	$2,956	$2,811	$3,880	$4,100	$4,147	$885	6.3% [1]
Service Charges on Deposits	$9,122	$10,095	$10,242	$11,387	$14,067	$13,892	$2,992	4.9% [1]
Insurance Revenue	$ -	$ -	$ -	$1,142	$4,988	$6,988	$2,201	98.4% [2]

[1] Six-year CAGR for the period 2004 to 2010
[2] Three-year CAGR for the period 2007 to 2010

Reg E Effect

First Community Bancshares, Inc.

- Third overdraft privilege opt-in campaign began May 3, 2010
- Response has been overwhelmingly positive



Overdraft Privilege Income At Risk To Reg E
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
3/29
4/3
4/8
4/13
4/18
4/23
4/28
5/3
5/8
Annual Income at Risk
Accounts

First Community Bancshares, Inc.

Strategic Direction


Balanced Growth and Profitability Strategy
Alternative Solution vs. Large Banks
Position as Regional Consolidator
Pursue Growth Markets around Key MSA's
Develop Legacy Markets/Earnings Driver
Diversify Revenues into Associated Financial Service Lines (Wealth and Insurance)

Strategic Direction

First Community Bancshares, Inc.

- Transformational growth to $5 billion
  - Targeted strategic bank acquisitions
    - Fill in primary markets
    - Attractive price levels
  - FDIC-assisted transactions
    - Possible larger transactions
    - Primary and secondary markets
- Continue diversification of revenues
  - Acquisition of insurance agencies
    - Populate primary markets
    - Achieve greater integration with bank services
  - Build wealth management organically
- Build premier financial services firm
  - Capability with community bank flavor
- Refine, integrate, and polish service levels and processes
- Reset regional structure
- Enhance customer solutions capability

M&A

First Community Bancshares, Inc.

Opportunity:

- FCB is a strong partner
- FCB provides exit strategy for institutions under pressure
- Look to augment existing franchise
- Opportunistic
- Assisted transactions
- Strong currency
- Predominately stock
- Growing opportunity throughout credit cycle

Filters:

- Like minded community bank organizations
- Strength of franchise
- Core deposit base (Strong DDA)
- Suburban markets near key MSA's
- Deep cost savings
- Growth orientation

Recent Acquisitions:
Bank & Thrift Transactions

First Community Bancshares, Inc.

Coddle Creek Financial Corp Acquisition

- Expanded our franchise into the dynamic Iredell and Mecklenburg County Markets
- Market Population growth in both counties projected to be in excess of 14.5% over 5 years
- NC population growth projected to be 8.9% compared to the national projection of 6.3%
- Achieved cost savings projections of 46%

TriStone Community Bank Acquisition

- Expands our franchise in the Winston-Salem market and retain strong and talented team to lead our Winston-Salem area
- Conservative loan portfolio with minimal exposure to construction and development loans and strong credit quality trends
- Below book value deal resulted in bargain purchase gain of $4.5 million
- Capital accretive







Recent Acquisitions:
Insurance Agency Transactions

First Community Bancshares, Inc.

- Acquired GreenPoint Insurance (High Point, NC) in September 2007
  - Full service insurance agency headquartered in High Point, NC
  - Provider of commercial and personal insurance lines, employee benefits and life and health insurance services
- Acquired REL Insurance Services (High Point, NC) in July 2008
  - Provider of commercial & personal, financial products, contractors bonding and employee benefits insurance services
- Acquired Carr & Hyde Insurance (Warrenton, VA) in December 2008
  - Full-service insurance agency providing a wide range of both commercial and personal insurance products

FDIC Opportunities

First Community Bancshares, Inc.

- The primary focus of M&A activity today
- Objectives
  - One or more transactions within our primary or secondary markets
  - Lead transformational growth
  - Expect material accretion to TBV and EPS
- Planning and Process
  - Developed integration plan using internal and external resources
  - Conducted diligence process on one and did not ultimately bid
- Five-state field of opportunity
  - Able to cast a wide net for strategic and fill-in acquisitions

FDIC Opportunities

- Why will we be successful?
  - Best partner
  - Well-suited geographically
  - Sparse and thinning competition
  - History as an integrator
  - Converted 25 deals in 26 years
  - Two healthy bank deals in the last 20 months
  - High number of emerging opportunities

FDIC Opportunities


Cincinnati
Lexington
Frankfort
Charleston
Baltimore
Annapolis
Washington
Dover
Virginia Beach
Raleigh
Columbia
Atlanta
0
120mi
Copyright (C) 2010 SNL Financial LC. All rights reserved

- Banks under $1.15 billion with Texas Ratios greater than 100 or under regulatory directive
- Represents $9.99 billion in opportunities

Loan Portfolio: Diversified Portfolio with Strong Loan Quality

- Strong loan quality
  - NPLs / Net Loans at March 31, 2010 of 1.48%
  - Total delinquency of 2.35%
- Geographically diversified portfolio across the region
- Highly Granular:
  - Majority of loans in $30,000 to $300,000 range
- Top 10 loans in portfolio represent less than 5.51% of total portfolio
- Stable residential real estate portfolio (46.4% of total loans) in markets with limited price increases over the last year
- Limited C&D exposure (less than 8.2%)

Loan Composition at March 31, 2010



Consumer 4.5%
Other 0.3%
Comm'l and Agriculture 7.6%
Const. & Devel. 8.2%
Comm'l RE 33.0%
Resi RE 46.4%



60%
40%
20%
0%
FCB
Peer Group
8.2%
20.5%
46.4%
24.5%
Construction & Development
Residential RE

Financial data as of March 31, 2010

Commercial Real Estate Portfolio

First Community Bancshares, Inc.

	Owner-Occupied						Non-Owner Occupied					
(In Thousands)	Legacy WV/SWVA	NC SC	Eastern VA	TN	Other	Total	Legacy WV/SWVA	NC SC	Eastern VA	TN	Other	Total
Real Estate	$ -	$ -	$ -	$ -	$ -	$ -	$ 20,710	$ 16,111	$ 8,479	$ 955	$ 576	$ 46,831
Construction	-	-	-	-	-	-	1,959	-	-	-	-	1,959
Developed Tract	-	-	-	-	-	-	478	116	142	-	-	736
Resi 1-4 Units	4,868	7,114	381	152	196	12,711	4,956	6,752	1,180	237	-	13,125
Resi Multi-Family	-	-	-	-	-	-	8,888	21,377	25,008	1,877	-	57,150
Shopping Center	2,146	1,191	47	76	-	3,460	4,342	4,275	276	4,140	-	13,033
Retail Stand Alone	28,856	14,214	10,295	6,628	3,424	63,417	10,574	8,536	3,731	3,030	-	25,871
Office-Medical	4,487	1,423	445	935	-	7,290	1,392	8,630	-	479	-	10,501
Office-Professional	12,567	10,042	10,997	2,567	349	36,522	11,737	13,680	14,591	2,092	546	42,646
Industrial	6,794	6,937	6,733	3,217	303	23,984	3,962	9,670	991	444	237	15,304
Healthcare	1,710	-	381	-	-	2,091	532	-	-	-	-	532
Agriculture	-	-	-	-	-	-	6,034	5,330	105	322	184	11,975
Hotel	-	-	-	-	-	-	7,520	10,371	5,007	1,181	-	24,079
Church	6,103	5,817	565	355	1,529	14,369	-	-	-	-	-	-
Other	-	-	-	-	-	-	11,666	4,448	726	12,578	935	30,353
Total	$ 67,531	$ 46,738	$ 29,844	$ 13,930	$ 5,801	$ 163,844	$ 94,750	$ 109,296	$ 60,236	$ 27,335	$ 2,478	$ 294,095

- The Company holds 1,265 CRE Loans with an average balance of $276,062; the average term of the portfolio is 78 months and 24% of the loans are floating rate
- 61% of CRE Loans are owner-occupied
- The CRE loan book is geographically diversified with the three largest market areas being: WV 48%, NC 31% and VA 12%
- The top 10 CRE loans represent 13% of the CRE portfolio

Financial data as of March 31, 2010

Asset Quality Ratios

First Community Bancshares, Inc.

Non-Performing Loans / Total Loans



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
FCBC
Peer
0.28%
0.18%
0.32%
0.24%
0.26%
0.38%
0.99%
1.39%
1.48%
3.41%
1.48%
4.02%
2005
2006
2007
2008
2009
Q1 10

Net Charge-Offs / Average Loans



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
FCBC
Peer
0.38%
0.12%
0.20%
0.11%
0.19%
0.12%
0.45%
0.30%
0.70%
1.12%
1.00%
1.11%
2005
2006
2007
2008
2009
Q1 10

Reserves / Non-Performing Loans



450
400
350
300
250
200
150
100
50
-
FCBC
Peer
400
334
356
376
405
281
124
96
105
57
107
51
2005
2006
2007
2008
2009
Q1 10

Reserves / Total Loans



2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
FCBC
Peer
1.11%
1.23%
1.13%
1.22%
1.05%
1.20%
1.23%
1.41%
1.55%
1.97%
1.58%
2.18%
2005
2006
2007
2008
2009
Q1 10

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, CWBS, EVBS, FBNC, FFCH, FNBN, GRAN, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through May 11, 2010

Summary of 1Q10 Earnings

First Community Bancshares, Inc.

	First Quarter		
	2010	2009	Change
Net Interest Income	$ 18,619	$ 16,433	11.74%
Provision for Loan Losses	3,665	2,087	43.06%
Net Interest Income (after provision)	14,954	14,346	4.07%
Net Impairment Losses	-	(209)	
Other Income	8,578	8,626	-0.56%
Total Noninterest Income	8,578	8,417	1.88%
Salaries and employee benefits	7,969	7,866	1.29%
FDIC costs	701	188	73.18%
Other Noninterest Expense	7,402	7,133	3.63%
Total Noninterest Expense	16,072	15,187	5.51%
Tax Benefit (Expense)	(2,182)	(2,346)	-7.52%
Net Income	5,278	5,230	0.91%
Dividends on Preferred Stock	-	571	
Net Income Available to Common Shareholders	5,278	4,659	11.73%
EPS (diluted)	$ 0.30	$ 0.40	-33.33%
Dividends Declared	$ 0.10	$ -	100.00%

- Reported net income of $5.28 million
- Provision for loan losses was $3.67 million

Balance Sheet Summary

First Community Bancshares, Inc.

	March 31, 2010	December 31, 2009	Change
Cash & Securities	$ 619,158	$ 594,852	3.93%
Total Loans	1,392,368	1,405,507	-0.94%
Allowance for Loan Losses	21,956	21,725	1.05%
Total Loans (net)	1,370,412	1,383,782	-2.00%
Other	290,964	296,244	-1.81%
Total Assets	**2,280,534**	**2,274,878**	**0.25%**
Noninterest Bearing Deposits	205,810	208,244	-1.18%
Interest Bearing Deposits	1,449,801	1,437,716	0.83%
Total Deposits	1,655,611	1,645,960	0.58%
Short-term Borrowings	144,381	153,634	-6.41%
Long-term Borrowings	195,873	198,924	-1.56%
Other	21,912	22,498	-2.67%
Equity	262,757	253,862	3.39%
Total Liabilities & Equity	**2,280,534**	**2,274,878**	**0.25%**

- Since year-end, annualized asset growth has been 1.0%
- Deposits have grown 2.3% on an annualized basis
- Short and long term borrowings have decreased 3.49%
- Stockholders' equity has grown 3.39% since year end

Financial Performance Highlights: Efficiency, Cost of Funds, Net Interest Margin

First Community Bancshares, Inc.

Efficiency



70%
65%
60%
55%
50%
FCBC
Peer
58.13%
59.33%
51.30%
61.52%
51.40%
60.93%
59.23%
65.76%
59.21%
66.49%
54.50%
66.00%
2005
2006
2007
2008
2009
Q1 10

Cost of Funds



3.50%
3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
FCBC
Peer
2.09%
2.16%
2.75%
3.11%
3.14%
3.49%
2.46%
2.83%
1.97%
2.08%
1.61%
1.77%
2005
2006
2007
2008
2009
Q1 10

Net Interest Margin



4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
FCBC
Peer
4.39%
4.29%
4.22%
4.29%
3.80%
4.06%
3.88%
3.59%
3.74%
3.36%
4.02%
3.42%
2005
2006
2007
2008
2009
Q1 10

Peers include publicly traded banks with assets between $1 and $4 billion in NC, SC, East TN, VA, and WV (BNCN, CBKN, CFNL, CHCO, CRFN, CWBS, EVBS, FBNC, FFCH, FNBN, GRAN, GRNB, HMPR, NBBC, PEBK, PFBI, SCBT, SCMF, SMMF, STEL, TOWN, UBSH, VCBI, YAVY)
Source: SNL Financial and Company filings through May 11, 2010

Investment Portfolio: Composition

- Total investment portfolio is $531.45 million

Total Investment Portfolio
March 31, 2010


MBS - Non-Agency Prime $4,839
MBS - Non-Agency Alt-A $11,473
Equities $1,862
U.S. Gov't Agency $50,274
Muni's $140,962
Single-issue TRUPS $43,203
Pooled TRUPS $3,574
FDIC-backed $25,317
MBS - Agency $249,948

Why buy FCBC?

First Community Bancshares, Inc.

- A $2.3 billion VA, WV, NC and TN branch franchise
  - Robust market share in legacy markets and attractive expansion into growth markets
- Positioned as regional consolidator
  - Looking to grow via strategic and opportunistic FDIC-assisted deals
- True retail franchise generating low cost core deposits
  - Over 119,000 customer accounts
- Strong loan quality
  - NPLs / Loans of 1.48% versus peers of 4.02% at March 31, 2010
  - NCOs / Avg. Loans of 1.00% versus peers of 1.11% for Q1 2010

First Community Bancshares, Inc.

Why buy FCBC?

- Strong pre-tax, pre-provision core income
- Resilient net interest margin of 4.02% for Q1 2010 and 3.74% for 2009
- Strong non-margin, fee-based revenue diversification
- Strong dividend yield at over 3%
- Positioned to emerge as one of the strongest players in the region and build one of the best franchises in the Mid-Atlantic
- Attractive valuation on forward earnings potential

First Community Bancshares, Inc.

Supplemental Information

Non-GAAP Reconciliation of Core Earnings

First Community Bancshares, Inc.

Appendix A

	2005	2006	2007	2008	2009	Q1 2010
Net income available to common shareholders (as-reported)	$ 26,303	$ 28,948	$ 29,632	$ 3,081	$ (38,228)	$ 5,278
Securities gains	(753)	(75)	(411)	(1,899)	11,673	(250)
Other-than-temporary impairments	-	-	-	29,974	78,863	-
Branch sale gains	(4,366)	(1,035)	-	-	-	-
Acquisition gains	-	-	-	-	(4,493)	-
Amortization of intangibles	435	410	467	689	-	-
Prepayment penalties	3,794	-	-	1,647	88	-
Merger-related expenses					1,726	-
Other non-core items	520	153	181	382	2,664	935
Tax effect	144	213	(92)	(12,009)	(35,581)	(257)
Core net income	$ 26,077	$ 28,614	$ 29,777	$ 21,865	$ 16,712	$ 5,706
Core diluted EPS	$ 2.30	$ 2.54	$ 2.64	$ 1.96	$ 1.12	$ 0.32

Nonaccrual Loans by State

First Community Bancshares, Inc.

Appendix B

	Commercial, Financial, Agricultural & Other	Real Estate Construction	Real Estate Commercial	Real Estate Residential	Consumer	Total
			(In thousands)			
Virginia	$ 52,019	$ 1,374,099	$ 345,197	$ 656,117	$ 18,140	$ 2,445,572
West Virginia	7,436	379,766	2,144,328	777,891	49,298	3,358,719
North Carolina	406,150	1,975,696	3,146,419	3,693,186	40,778	9,262,229
Tennessee	268,211	231,568	1,145,640	765,318	-	2,410,737
South Carolina	-	-	-	-	-	-
Other	-	-	-	-	-	-
Total	733,816	3,961,129	6,781,584	5,892,512	108,216	17,477,257

Contact Information

First Community Bancshares, Inc.


STRENGTH. BALANCE. BACKBONE.

Your *First* Financial Resource

First Community Bancshares, Inc.

Member NYSE: FCBC

One Community Place

Bluefield, VA 24605

For More Information Contact:

David D. Brown

Chief Financial Officer

First Community Bancshares, Inc.

(276) 326-9000